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                                                                  Exhibit 10.04a



                                AMENDMENT TO THE
                            MONRO MUFFLER BRAKE, INC.
                                 RETIREMENT PLAN




         WHEREAS, Monro Muffler Brake, Inc., a corporation organized under the laws of the State of New York (the "Employer"), established the Monro Muffler Brake, Inc. Retirement Plan (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, the Employer now wishes to amend the Plan.

         NOW THEREFORE, the Plan is amended as follows:

         1. A new Section 3.6 is added to the end of Section 3, effective September 30, 1999, to read in its entirety as follows:

         3.6      Cessation of Benefit Accruals
                  -----------------------------
                  Notwithstanding any other provision in the Plan, no Participant shall accrue any additional benefit under the Plan for services rendered or compensation earned on or after September 30, 1999 and no Employee shall become a Participant in the Plan on or after such date.

         IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 2nd day of August, 1999.


                                     MONRO MUFFLER BRAKE, INC.


                                     By:
                                              ----------------------------------

                                     Title:
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